UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2023, CorEnergy Infrastructure Trust, Inc. (the “Company”) received a written notice from the staff of NYSE Regulation notifying the Company that NYSE Regulation had determined to commence proceedings to delist the Company's common stock (trading symbol: CORR) and preferred stock (trading symbol: CORRPrA) from the New York Stock Exchange (“NYSE”). Trading in the Company’s common stock and preferred stock on the NYSE was suspended after the market close on December 1, 2023. NYSE Regulation reached its decision to delist the common stock and preferred stock pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average common stock global market capitalization over a consecutive 30 trading day period of at least $15.0 million.

NYSE Regulation indicated that they will apply to the Securities and Exchange Commission (the “SEC”) to delist the Company's common stock and preferred stock upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision. The Company intends to appeal the NYSE’s delisting determination.

On December 4, 2023, the Company's common stock and preferred stock commenced trading on the OTC Markets Group Inc.'s Pink Open Market marketplace for trading of over-the-counter stocks under the symbols “CORR” and "CORRL", respectively. The Company is under no obligation to develop or maintain a market in the common stock or preferred stock. The Company cannot provide assurance that its common stock or preferred stock will continue to trade on the Pink Open Market, that brokers will continue to provide public quotes of the Company's common stock or preferred stock, that a market for the Company's common stock and preferred stock will develop or be maintained, or that the trading volume of the Company's common stock and preferred stock will be sufficient enough to generate an efficient trading market. Holders of common stock and preferred stock may not be able to sell or otherwise transfer such common stock and preferred stock.

Please refer to “Risk Factors - We are currently out of compliance with the NYSE minimum share price requirement and are at risk of the NYSE delisting our common stock, which could negatively affect our Company, the price of our common stock and our stockholders' ability to sell our common stock and may lead to potential events of default on existing debt instruments.” under Item 1A of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as filed with the SEC on November 7, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws, including statements regarding the impact of the Company's inability to remain in compliance with the NYSE’s listing standards; the timing of any process involving the delisting of the common stock and preferred stock; and the timing, nature and impact of the common stock and preferred stock’ trading on the OTC Pink Market. Words and phrases such as “expect,” “plan,” “intent,” “believes,” “projects,” “anticipates,” “subject to” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the Company are based on management’s expectations, estimates and projections about the Company, its interests, market conditions, and the energy industry in general on the date this press release was issued. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: actions by NYSE Regulation, brokers and other third parties; the effect of delisting from the NYSE on the Company's business and debt agreements, whether an over-the-counter trading market for the common stock and preferred stock will develop or persist;changes in economic and business conditions; a decline in oil production levels; competitive and regulatory pressures; failure to realize the anticipated benefits of requested tariff increases; risks related to the uncertainty of the projected financial information with respect to Crimson; compliance with environmental, safety and other laws; the Company's continued ability to access debt and equity markets and comply with existing debt covenants (including those relating to continued listing on the NYSE); failure to complete pending asset sales on the Company's expected timeline or at all; risks associated with climate change; risks associated with changes in tax laws and the Company's ability to continue to qualify as a REIT; and other factors set forth under the heading “Risk Factors” and elsewhere in the Company's most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On December 4, 2023, the Company issued a press release announcing certain of the matters described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being "furnished" and shall not be deemed "filed" for purposes of, or otherwise subject to, liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated December 4, 2023.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: December 4, 2023	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer